CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of TMI Holdings, Inc(the "Company") on Form 10-KSB for the fiscal year ended December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Siegel, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May  23,  2003


                                                  /s/  Scott  Siegel
                                          --------------------------------------
                                                                    Scott Siegel
                                                        Chief Executive Officer,
                                              Chief Financial Officer, Secretary
                                                                    and Director




A signed original of this written statement required by Section 906 has been provided to TMI Holdings, Inc. and will be retained by TMI Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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